Exhibit 10.22.5.10.1

Execution copy

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

December 22, 2017

among

PRIMEENERGY CORPORATION,

as Borrower,

THE LENDERS PARTY HERETO,

COMPASS BANK,

as Administrative Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agent,

and

BBVA COMPASS,

as Sole Lead Arranger and Sole Book Runner

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 22, 2017, among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), the financial institutions defined below as the Existing Lenders, FIFTH THIRD BANK, as the new lender (the “New Lender”), and COMPASS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank.

R E C I T A L S

A. The Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 15, 2017 (the “Original Credit Agreement”).

B. The Existing Lenders party hereto constitute all of the Lenders party to the Original Credit Agreement immediately prior to the effective date of this Amendment.

C. The parties desire to amend the Original Credit Agreement as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Credit Agreement (as hereinafter defined) shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Effective Date, (a) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Original Credit Agreement, as amended by this Amendment and as the same may hereafter be amended or otherwise modified from time to time, and (b) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers and as the same may hereafter be amended or otherwise modified from time to time. In addition, the following terms have the meanings set forth below:

“Credit Agreement” means the Original Credit Agreement, as amended by this Amendment.

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Existing Lenders” means each of the Lenders other than the New Lender.

“Modification Papers” means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“New Lender” has the meaning specified in the opening paragraph.

“New Note” has the meaning specified in Section 6.

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2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

(a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

(b) New Note. If requested by the New Lender, the Borrower shall have executed and delivered the New Note to the New Lender.

(c) Upfront Fees. The Borrower will pay to the applicable Lenders the upfront fees as separately agreed to in writing.

(d) Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be amended as follows:

(a) Section 12.18(a) of the Original Credit Agreement shall be amended and restated to read in its entirety as follows:

“(a) Release Upon Payment in Full. Upon the complete payment of the Secured Obligations (other than (A) indemnity obligations not yet due and payable of which the Borrower has not received a notice of potential claim, (B) obligations arising under a Secured Swap Agreement as to which alternative collateral arrangements satisfactory to the applicable Secured Swap Provider have been made and (C) obligations under Secured Cash Management Agreements not yet due and payable) and the termination of the Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made), this Agreement and the Commitments, the Administrative Agent, at the written request and expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Loan Parties.”

(b) Annex I to the Original Credit Agreement shall be replaced with Annex I attached to this Amendment.

4. Increase of Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $67,000,000 to $85,000,000. The parties hereto agree that the foregoing redetermination of the Borrowing Base constitutes the December 1, 2017 Scheduled Redetermination of the Borrowing Base pursuant to Section 2.07 of the Credit Agreement. The Borrowing Base, as increased hereby, shall remain in effect until next redetermined in accordance with the provisions of Section 2.07 of the Credit Agreement.

5. Concerning the New Lender.

(a) The New Lender has become a Lender upon its execution of this Amendment, and on the Effective Date, the New Lender shall assume all rights and obligations of a Lender under the Credit Agreement. Each of the Administrative Agent, the Issuing Bank, the Existing

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Lenders and the Borrower hereby consents to the New Lender’s acquisition of an interest in the Aggregate Maximum Credit Amounts and its Applicable Percentage. The Administrative Agent, the Issuing Bank, and the Borrower hereby consent to the reallocation set forth herein. The Administrative Agent, the Issuing Bank, the Lenders and the Borrower hereby waive (i) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (ii) the payment of any processing and recordation fee to the Administrative Agent. In connection herewith, each of the Existing Lenders, severally and not jointly, irrevocably sells and assigns to the New Lender, and the New Lender hereby irrevocably purchases and assumes from the Existing Lenders, as of the Effective Date, (A) so much of each Existing Lender’s Maximum Credit Amount, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties) such that the Maximum Credit Amount and Applicable Percentage of each of the Existing Lenders and the New Lender shall be equal to the Maximum Credit Amount and Applicable Percentage set forth opposite such Person’s name on Annex I hereto, and (B) to the extent permitted to be assigned under applicable law, all claims suits, causes of action and any other right of such Existing Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to the foregoing clause (A) above (the rights and obligations sold and assigned pursuant to the foregoing clauses (A) and (B), collectively, the “Assigned Interest”). Such sale and assignment is without recourse to any Existing Lender and, except as expressly herein, without representation or warranty by any Existing Lender. Each Existing Lender and the New Lender agree that the provisions of the form of Assignment and Assumption attached as Exhibit D to the Credit Agreement shall apply to it as an assignee or assignor, as applicable. Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent.

(b) The Administrative Agent, the Issuing Bank, and the Lenders (including the New Lender) agree that the Maximum Credit Amount and Applicable Percentage of each Existing Lender shall be reallocated (and to the extent necessary with respect to each Lender, increased or decreased) among the Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms, the Maximum Credit Amount and Applicable Percentage of each Lender shall be as set forth on Annex I hereto. In order to effect such reallocations, each Lender agrees to make cash settlements in respect of any outstanding Loans or participations in Letters of Credit, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Lender holds Loans and participations of Letters of Credit in an amount equal to its Applicable Percentage (as set forth on Annex I hereto) of the aggregate outstanding amount of Loans and Letters of Credit.

(c) The New Lender represents and warrants to the Administrative Agent and the Existing Lenders as follows:

(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement;

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(ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender;

(iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder;

(iv) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the Assigned Interest; and

(v) it has, independently and without reliance upon the Administrative Agent, the Issuing Bank any Lender or any of their respective Related Parties, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement.

(d) The New Lender acknowledges, for the benefit of the Administrative Agent, the Issuing Bank, and the Existing Lenders, as follows:

(i) none of the Administrative Agent, the Issuing Bank, any other Lender or any of their respective Related Parties has made any representation or warranty to it, and no act by the Administrative Agent, the Issuing Bank, any Lender or any of their respective Related Parties hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by such Person to any Lender as to any matter, including whether such Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties; and

(iii) on the Effective Date, subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

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(e) The New Lender agrees (i) it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, any other Lender or any of their respective Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties, and (ii) to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article XI of the Credit Agreement).

6. New Note. If requested by the New Lender, on the Effective Date, the Borrower shall deliver a Note payable to the New Lender in a principal amount equal to its Maximum Credit Amount after giving effect to the transactions contemplated by Section 5 of this Amendment (such Note, the “New Note”).

7. Certain Representations. The Borrower represents and warrants that, as of the Effective Date: (a) the Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of the Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by the Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, the Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality or Material Adverse Effect shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

8. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

9. Acknowledgments and Agreements. The Borrower acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms, and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Each of the Borrower, the Administrative Agent, the Issuing Bank and the Lenders does hereby adopt, ratify and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement is and remains in full force and effect. The Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment.

10. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that the Administrative Agent, the Issuing Bank or the Lenders now have or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

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11. Confirmation of Security. The Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement.

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be deemed effective as delivery of a manually executed counterpart of this Amendment.

13. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “Governing Law, Jurisdiction, Consent to Service of Process” is incorporated herein by reference for all purposes.

14. Release. To induce the Administrative Agent, the Issuing Bank and the Lenders to agree to the terms hereof, Borrower represents and warrants that as of the Effective Date, there are no claims or offsets or defenses or counterclaims to Borrower’s obligations under the Loan Documents, and in accordance therewith Borrower:

(a) waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising under the Loan Documents prior to the Effective Date; and

(b) releases and discharges each of the Administrative Agent, the Issuing Bank, the Lenders and their respective Related Parties (collectively, the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby.

15. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement among the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date.

BORROWER:	PRIMEENERGY CORPORATION

	By:	/s/ Beverly A. Cummings
		Name:	Beverly A. Cummings
		Title:	CFO

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-1

ADMINISTRATIVE AGENT:	COMPASS BANK, as Administrative Agent

	By:	/s/ Kathleen J. Bowen
		Name:	Kathleen J. Bowen
		Title:	Managing Director

ISSUING BANK:	COMPASS BANK, as Issuing Bank

	By:	/s/ Kathleen J. Bowen
		Name:	Kathleen J. Bowen
		Title:	Managing Director

EXISTING LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Kathleen J. Bowen
		Name:	Kathleen J. Bowen
		Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-2

EXISTING LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Ryan Watson
		Name:	Ryan Watson
		Title:	SVP

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-3

EXISTING LENDER:	WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Douglas R. Liftman
		Name:	Douglas R. Liftman
		Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-4

NEW LENDER:	FIFTH THIRD BANK, as a Lender

	By:	/s/ Justin Bellamy
		Name:	Justin Bellamy
		Title:	Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-5